Exhibit 10.1

AGREEMENT FOR SATISFACTION OF INDEBTEDNESS AND AMENDMENT NO. 10

TO ST. JOHN’S DREDGING AND DEEP WATER PIER CONSTRUCTION AGREEMENT

This Agreement for Satisfaction of Indebtedness and Amendment No. 10 (this “Satisfaction Agreement”) to the St. John’s Dredging and Deep Water Pier Construction Agreement, between Antigua and Barbuda, acting by and through its government (“Antigua”) and Antigua Masonry Products, Limited, a corporation organized and existing under the laws of Antigua and Barbuda (“Antigua Masonry Products”), and Antigua Heavy Constructors, Limited, a Subsidiary of Antigua Masonry Products, Limited (“Antigua Heavy Constructors” and, together with Antigua Masonry Products, “AMP”) is entered into by the parties hereto as of December 3, 2004.

Recitals

WHEREAS, as of November 30, 2004, Antigua owes to AMP certain sums in the aggregate amount set forth on Exhibit “A” (the “Debt”), which amount includes sums owed under the promissory notes attached hereto as Exhibit “B” (the “Notes”); and

WHEREAS, the Debt is a valid and subsisting obligation of Antigua to AMP resulting from, among other things, the work performed under the terms of the following agreements by and between Antigua and AMP:

•	The St. John’s Dredging and Deep Water Pier Construction Agreement, dated April 3, 1987, which was amended by the following instruments:

•	Amendment No. 1, dated June 15, 1988

•	Amendment No. 2, dated December 7, 1988

•	Amendment No. 3, dated January 23, 1989

•	Amendment No. 4, dated April 5, 1989

•	Amendment No. 5, dated January 29, 1991

•	Amendment No. 6, dated November 30, 1993

•	Amendment No. 7, dated November 30, 1993

•	Amendment No. 8, dated October 1, 1996

•	Amendment No. 9, dated April 28, 2000 (“Amendment No. 9”)

•	1989 Paving Agreement No. 1, effective January 23, 1989

•	1989 paving Agreement No. 2, effective April 5, 1989

•	1993 Paving Agreement, effective November 31, 1993

The above agreements are hereinafter referred to as the “Construction Agreements”; and

WHEREAS, pursuant to the terms of Amendment No. 9, Antigua consolidated the Debt into the Notes, extended the repayment terms and reduced the interest rate applicable to such Debt; and

WHEREAS, pursuant to Amendment No. 9, Antigua also confirmed and granted to AMP a security interest in certain sources of funds for AMP to secure payment of the Debt; and

WHEREAS, the Construction Agreements provide that AMP and its subsidiaries, Antigua Heavy Constructors, Ltd., Antigua Cement Ltd., and Antigua Development and Construction, Ltd. (collectively referred to herein as the “AMP Subsidiaries”) have the right to set off amounts due to Antigua against amounts due to AMP by Antigua; and

WHEREAS, AMP currently owes Antigua certain outstanding income and withholding taxes, as well as import duties, consumption taxes and customs service taxes as of November 30, 2004, which are set forth in Exhibit “A” and which together with any other import duties, consumption taxes and customs service taxes which AMP or its Affiliates (as defined hereunder) may owe for all transactions until December 31, 2004, including income tax for the fiscal year ending December 31, 2004 (the “Duties and Taxes”), Antigua and AMP desire to be offset against the Debt in accordance with the Construction Agreements; and

WHEREAS, Antigua desires to make a cash payment of US $11,500,000 to AMP as well as grant certain tax relief to AMP in satisfaction of all amounts evidenced by the Debt, all on the terms and conditions more specifically hereinafter set forth; and

WHEREAS, Antigua and AMP desire that Antigua be granted substantial debt relief and forgiveness with respect to the Debt as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

Terms

1. Incorporation of Recitals. The recitals to this Satisfaction Agreement are hereby incorporated into this Satisfaction Agreement with the same force and effect as if set forth at length herein.

2. Amount of Indebtedness. The parties hereto mutually agree and acknowledge that a detailed summary of the Debt, showing the principal balance and interest accrued as of November 30, 2004 under the Notes as well as the amounts of certain unapplied prepaid taxes which AMP had previously paid pursuant to the terms of Amendment No. 9 together with a detailed summary of all offsets and deductions is contained in Exhibit “A” to this Satisfaction Agreement.

3. Cash Payment, Offset, Tax Relief. In consideration of the cancellation of the Debt by AMP and in order to induce AMP to enter into this Satisfaction Agreement, Antigua is hereby, simultaneously with the execution and delivery of this Satisfaction Agreement:

(a) making a cash payment in the amount of US$ 11,500,000 to AMP (the “Cash Payment”);

(b) releasing and discharging in full all Duties and Taxes, as well as all income and withholding taxes and duties, consumption taxes and customs services taxes due and owing by

AMP, the AMP Subsidiaries and Devcon International Corp., the ultimate parent to AMP and the AMP Subsidiaries, and any and all affiliates thereof (collectively, “Devcon”) to Antigua through December 31, 2004 which release and discharge is evidenced by letters issued by the Financial Secretary of Antigua (the “Financial Secretary”) to the Commissioner of Inland Revenue and the Comptroller of Customs who have accepted their respective letters and agreed to the terms thereof, a copy of which letters have been delivered to AMP simultaneously with the execution and delivery of this Satisfaction Agreement; and

(c) issue and grant to AMP, the AMP Subsidiaries and Devcon tax credits up to a maximum amount of US $7,500,000, as needed to offset any tax liability to which such credits are intended to be applied, which tax credits may be used by AMP, the AMP Subsidiaries and Devcon solely to pay and satisfy any withholding taxes incurred by such parties on dividends, distributions and other payments made to foreign service providers, as such taxes are incurred, during the five (5) year period ending December 31, 2009, which credits are evidenced by a letter issued by the Financial Secretary to the Commissioner of Inland Revenue who has accepted such letter and agreed to the terms thereof, a copy of which has been delivered to AMP simultaneously with the execution and delivery of this Satisfaction Agreement.

4. Closing. The closing (“Closing”) of the satisfaction and cancellation of the Debt is taking place simultaneously with the execution of this Satisfaction Agreement at the offices of Antigua’s Ministry of Finance, at 10:00 A.M., local time, on Friday, December 3, 2004 (the “Closing Date”).

(a) Antigua is delivering to AMP the following:

(i) The Cash Payment;

(ii) A copy of Cabinet Minutes authorizing this Satisfaction Agreement and the transactions contemplated hereby;

(iii) A letter in substantially the form attached hereto as Exhibit “C” to the Commissioner of Inland Revenue signed by the Financial Secretary setting forth (A) acknowledgment of the payment and satisfaction of all income and withholding taxes due from AMP, the AMP Subsidiaries and/or Devcon as of and through December 31, 2004 and (B) the $7,500,000 in tax credits described hereinabove;

(iv) A letter in substantially the form attached hereto as Exhibit “D” to the Comptroller of Customs and signed by the Financial Secretary acknowledging the release, discharge, payment and satisfaction of all import duties, custom service taxes and consumption taxes due from AMP, the AMP Subsidiaries and/or Devcon as of and through December 31, 2004.

(v) Confirmation of receipt of the letters described in (iii) and (iv) above by the Commissioner of Inland Revenue and/or the Comptroller of Customs as well as agreement by such parties to the terms set forth therein; and

(vi) Any other documents and instruments reasonably required by AMP to effect the terms and conditions of this Satisfaction Agreement.

Notwithstanding the foregoing, if it shall be determined by a court of competent jurisdiction, after the Closing, that any part of the transactions contemplated hereby is not permitted under applicable Antigua law (“Determination”), Antigua agrees to immediately take all necessary steps, at Antigua’s expense, to correct any deficiencies regarding compliance with Antigua law so that this Satisfaction Agreement or a subsequent agreement with the same terms and conditions can be legally enforced. In such event Antigua agrees that AMP will retain the Cash Payment pending the resolution of the enforcement of the Satisfaction Agreement as set forth herein. If within two years of the Determination, Antigua fails to correct any such deficiencies, then this Satisfaction Agreement shall be rescinded, terminated and voided ab initio and shall be of no further force and effect for any purpose whatsoever and the transactions, arrangements and relationships set forth herein shall be deemed rescinded and terminated and of no force and effect (the “Transaction Rescission”); provided, however, that AMP may elect, in its sole discretion, to retain the Cash Payment and make a corresponding reduction in the amount of the Debt owed to AMP by Antigua.

(b) In exchange for the above deliveries, AMP shall accept such deliveries in full and complete satisfaction of the Debt and shall release to Antigua the originally executed copies of each of the Notes (or replacements of such Notes to the extent necessary) as well as any other documents and instruments reasonably required by AMP to effect the terms and conditions of this Satisfaction Agreement.

5. Release of Security Interests; Payment to AMP of Delinquent Base Rent. AMP hereby releases the security interest granted to it by Antigua pursuant to the terms of Amendment No. 9 in the following revenue sources:

(a) US $312,500 per quarter revenues to Antigua to be received from or otherwise paid by the United States Department of Defense (U.S. Air Force) (the “USDOD”) for rental of property in Antigua subsequent to the payment to AMP by Antigua of US$ 937,500.

(b) US $50,000 per month received by Antigua for Antigua’s fuel tax collections on deposit at the Antigua Barbuda Investment Bank to the extent such revenues are earned by Antigua subsequent to November 30, 2004, except that Antigua is required to pay AMP the said payment of US $50,000 applicable for the month of November, 2004.

(c) All revenues due or paid to or received by Antigua from its interest in NewPort (Antigua), Limited, including the proceeds from any sale by Antigua of its ownership interest in NewPort (Antigua) Limited to the extent such revenues are earned by Antigua subsequent to November 30, 2004.

(d) US $61,400 per month payable on the first day of each month.

Each of AMP and Antigua hereby covenants and agrees to execute and deliver such instruments and documents reasonably requested by the other to effect the release of such security interests. Notwithstanding the foregoing, however, Antigua hereby represents, warrants and acknowledges that the USDOD owes amounts representing past due rent payments to Antigua in the aggregate amount of US $937,500, which amounts Antigua acknowledges and agrees are owed to AMP and which amounts Antigua hereby covenants and agrees to pay to AMP immediately upon Antigua’s receipt of such monies from USDOD. Failure of Antigua to comply with this covenant shall result in the Transaction Rescission; provided, however, that AMP may elect, in its sole discretion, to retain the Cash Payment and make a corresponding reduction in the amount of the Debt owed to AMP by Antigua.

6. Representations and Warranties by Antigua. Antigua hereby represents and warrants to AMP, and acknowledges that each such representation and warranty is independently material and is being relied upon by AMP, that:

(a) Antigua has taken any and all action as may be necessary or desirable in order to authorize the entry by Antigua into this Satisfaction Agreement, including without limitation any required authorization or permission from the appropriate Parliamentary and executive bodies of Antigua and any other required governmental body, agency or other authority, and the consummation of the transactions contemplated hereby.

(b) Antigua does not have knowledge of any contract or other restrictions (including without limitation any pending or threatened action or proceeding before any court, governmental agency or arbitrator) that might, with the giving of notice or the passage of time or both, prevent or restrict any party hereto from entering into this Satisfaction Agreement or performing its obligations hereunder;

(c) Antigua does not have any knowledge of any claim of Antigua against AMP or any of its Affiliates (as defined herein) arising out of any cause, matter or thing before the date of this Satisfaction Agreement that has not been disclosed in to AMP;

(d) Antigua: (A) is not a party to any litigation, proceeding or administrative investigation concerning and Antigua has no knowledge of any that are pending or threatened against the transactions contemplated by this Satisfaction Agreement; (B) knows of no outstanding order, writ, injunction or decree of any court, government, governmental authority, mediation or arbitration against or affecting the Transactions contemplated hereby; and (C) knows of no basis for any such litigation, proceeding or investigation which might have a material adverse affect, financial or otherwise, on AMP’s business, property, operations or prospects or the transactions contemplated hereby.

7. Indemnity. Antigua covenants and agrees that, notwithstanding the Closing, the delivery of any instruments of conveyance and regardless of any investigation at any time made by or on behalf of AMP, Antigua shall indemnify, defend and hold harmless AMP from, for and against any loss, damage, liability or deficiency (including, without limitation, attorneys’ fees and other costs and expenses) arising out of or resulting from (a) any inaccuracy in any representation or the breach of any warranty made by Antigua, (b) any governmental, state, local or other tax of any nature which is contemplated to be satisfied in full under the terms of this Satisfaction Agreement, and (c) any failure of Antigua to duly perform or observe any term, provision, covenant, agreement or condition hereunder on the part of Antigua to be performed or observed. AMP covenants and agrees that, notwithstanding the Closing, the delivery of any instruments of conveyance and regardless of any investigation at any time made by or on behalf of Antigua, AMP shall indemnify, defend and hold harmless Antigua from, for and against any loss, damage, liability or deficiency(including, without limitation, attorney’s fees and other costs and expenses) arising out of or resulting from (a) any inaccuracy in any representation or the breach of any warranty made by AMP, and (b) any failure by AMP to duly perform or observe any term, provision, covenant, agreement or condition hereunder on the part of AMP to be performed or observed.

8. Taxes; Tax Proceedings. Antigua shall be responsible for any and all taxes, assessments, fees and other costs imposed on AMP or Devcon as a result of or relating to this Satisfaction Agreement or to the transactions contemplated hereby. Antigua further covenants and agrees that any pending actions or proceedings for the assessment or collection of taxes against AMP and the AMP Subsidiaries shall be immediately dismissed with prejudice. AMP agrees that it shall be responsible for any and all fees, legal expense and other costs incurred by it as a result of or relating to this Satisfaction Agreement or the transactions contemplated hereby. AMP further covenants and agrees that any pending actions or proceedings by AMP and/or the AMP Subsidiaries against Antigua shall be immediately dismissed with prejudice.

9. Actions to Ensure Enforceability of Satisfaction Agreement. Antigua hereby agrees to undertake any needed action and do whatever is necessary by constitution, statute or other body of law to give full effect and force to this Satisfaction Agreement and consummate the transactions contemplated hereby. AMP hereby agrees and undertakes to do whatever is necessary and required by its bylaws to give full effect and force to this Satisfaction Agreement and consummate the transactions contemplated hereby.

10. Tax Consequences The parties will use their best efforts to effect all the terms of this Satisfaction Agreement. For purposes of this Satisfaction Agreement, any release or discharge by Antigua of any tax liability of AMP or Devcon shall be deemed to be payment in full and satisfaction of such tax liability by AMP or Devcon using proceeds in an amount equal to the corresponding reduction in the Debt associated with the grant of such tax relief.

11. Survival of Provisions. The representations and warranties set forth in this Satisfaction Agreement shall survive the execution and delivery hereof and the performance by the parties of their respective obligations hereunder, and shall remain in full force and effect.

12. Further Assurances. Each party hereto shall take any and all action and shall execute, deliver and file any and all documents, instruments and agreements that may be requested by any other party hereto in writing, at any time, in order to effect the transactions contemplated hereby and the purposes hereof.

13. Assignment and Binding Effect. This Satisfaction Agreement and the respective rights and obligations of Antigua and AMP hereunder may not be assigned by either of them. Any attempted assignment shall be void and ineffective. Notwithstanding the foregoing, this Satisfaction Agreement is intended to and shall benefit and be enforceable by AMP as well as its Affiliates. For purposes of this Satisfaction Agreement, the term “Affiliates” shall mean any person or entity that controls, is controlled by, or is under common control with the Company, and “control” as used herein shall mean the direct or indirect possession of power to direct or cause the direction of the management or policies of such party, whether through ownership or stock or other securities, by contract or otherwise. Ownership of more than fifty percent (50%) of the beneficial interest of an entity shall be conclusive evidence that control exists. This Satisfaction Agreement shall be binding upon the successors of the parties hereto, and shall benefit those successors.

14. Termination, Amendments and Waivers. This Satisfaction Agreement may not be terminated, modified, amended or waived except by and to the extent expressly set forth in a writing signed by the party to be charged therewith, which shall be effective in accordance with its term.

15. Entire Agreement. This Satisfaction Agreement and the documents and instruments delivered simultaneously with the execution and delivery hereof contain the entire agreement and understanding of the parties hereto regarding the transactions contemplated hereby, supersede any prior or contemporaneous agreement, offer or representation, oral or written, by any party hereto.

16. Construction. This Satisfaction Agreement shall not be more strictly construed against any party hereto, notwithstanding any presumption or rule requiring construction against the party causing this Satisfaction Agreement to be drafted. Section headings in this Satisfaction Agreement have been inserted for convenience of reference only and shall not be deemed or construed to affect the meaning or effect of any provision hereof.

17. Governing Law. This Satisfaction Agreement, all documents and instruments delivered hereunder and the transactions contemplated hereby and thereby shall be governed by and construed in accordance with the laws of Antigua and Barbuda as currently in effect and subject to applicable principles of international law. In the event that any party hereto is required to enforce compliance with the terms hereof, as a result of the failure to comply on the part of another party, the prevailing party shall be entitled to attorney’s fees (including those of appeal and cost in enforcing compliance hereunder), the losing party being responsible to pay such fees and costs to the prevailing party.

18. Section Headings. The section headings contained in this Satisfaction Agreement are for reference purposes only, and shall not effect in any way the meaning or interpretation of this Satisfaction Agreement.

19. Counterparts. This Satisfaction Agreement may be executed by the parties in any number of counterparts and each executed copy shall be an original for all purposes without accounting for other copies. Any facsimile signature shall be deemed a manually executed and delivered original.

20. No Admission. In entering into this Satisfaction Agreement or otherwise acting hereunder, AMP does not acknowledge or admit anything whatsoever with respect to any claim or assertion made by Antigua or any third party. In entering into this Satisfaction Agreement or otherwise acting hereunder Antigua does not acknowledge or admit anything whatsoever with respect to any claim or assertion made by AMP or any third party.

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IN WITNESS WHEREOF, the parties hereto have executed or have caused to be executed this Satisfaction Agreement in their respective names and on their behalf as of the date first above written.

Witnesses:	ANTIGUA AND BARBUDA, acting through its government

/s/ David Matthias	By:	/s/ Dr. L. Errol Cort
	Name:	Dr. L. Errol Cort
	Title:	Minister of Finance and the Economy

Witnesses:	ANTIGUA HEAVY CONSTRUCTORS, LIMITED, as assignee of ANTIGUA MASONRY PRODUCTS, LIMITED

/s/ Charlie Wetherill	By:	/s/ Richard L. Hornsby
	Name:	Richard L. Hornsby
	Title:	Director

Witnesses:	ANTIGUA MASONRY PRODUCTS, LIMITED

/s/ Charlie Wetherill	By:	/s/ Richard L. Hornsby
	Name:	Richard L. Hornsby
	Title:	Director

EXHIBITS

A.	Summary of Antigua Debt and Offsets and Deductions

B.	Notes

C.	Form of Letter to Commissioner of Inland Revenue

D.	Form of Letter to Comptroller of Customs

EXHIBIT A

Summary of Antigua Debt and Offsets and Deductions

Amounts Due from Antigua Government

Debt Summary

As of November 30, 2004

Description:	Amount in US
HARBOUR NOTE PER SCHEDULE A	16,945,649
CONSTRUCTION NOTE PER SCHEDULE B	9,885,505
ANT GOV PREPAID DUTY & CUSTOMS @ 4/28/2000	2,500,000
ANT GOV CREDIT MEMO TAX CREDIT 10/25/2001	2,000,000
LESS PAYMENTS ON NOTES BY OFFSET OF TAXES AND DUTIES AS PER SCHEDULE C	(517,174)
LESS PAYMENTS ON NOTES BY PENDING OFFSETS OF TAXES AND DUTIES AS PER SCHEDULE D	(1,038,177)

NET DEBT PAYABLE	29,775,803

SCHEDULE A

Antigua Heavy Constructors, Ltd.

Notes Receivable Statement (Harbour Note)

Due From Government of Antigua and Barbuda

As of November 30, 2004

Date	Description	# of Days	Total Payment	6% Accrued Interest (Interest Paid)	Principal Payments	Principal Balance
04/28/00	Original Note					$18,589,637.00
05/05/00	Accrued interest	7		21,687.91
05/05/00	Payment		(50,000.00)	(21,687.91)	(28,312.09)	18,561,324.91
05/22/00	Accrued interest	17		52,590.42
05/22/00	Payment		(312,500.00)	(52,590.42)	(259,909.58)	18,301,415.33
05/31/00	Accrued interest	9		27,452.12
05/31/00	Payment		(50,000.00)	(27,452.12)	(22,547.88)	18,278,867.45
06/30/00	Accrued interest	30		91,394.34
07/05/00	Accrued interest	5		15,232.39
07/05/00	Payment		(50,000.00)	(50,000.00)	—	18,278,867.45
7/31/2000	Accrued interest	26		79,208.43
7/31/2000	Payment		(50,000.00)	(50,000.00)	—	18,278,867.45
8/29/2000	Accrued interest	29		88,347.86
8/29/2000	Payment		(312,500.00)	(174,183.01)	(138,316.99)	18,140,550.46
8/31/2000	Accrued interest	2		6,046.85
8/31/2000	Payment		(50,000.00)	(6,046.85)	(43,953.15)	18,096,597.31
9/29/2000	Accrued interest	29		87,466.89
9/29/2000	Payment		(50,000.00)	(50,000.00)	—	18,096,597.31
9/30/2000	Accrued interest	1		3,016.10
11/6/2000	Accrued interest	37		111,595.68
11/6/2000	Payment		(50,000.00)	(50,000.00)	—	18,096,597.31
12/31/2000	Accrued interest	55		165,885.48
1/5/2001	Accrued interest	5		15,080.50
1/5/2001	Payment		(50,000.00)	(50,000.00)	—	18,096,597.31
1/10/2001	Accrued interest	5		15,080.50
1/10/2001	Payment		(284,000.00)	(248,125.14)	(35,874.86)	18,060,722.45
2/6/2001	Accrued interest	27		81,273.25
2/6/2001	Payment		(28,500.00)	(28,500.00)
2/6/2001	Payment		(50,000.00)	(50,000.00)	—	18,060,722.45
3/2/2001	Accrued interest	24		72,242.89
3/2/2001	Payment		(50,000.00)	(50,000.00)	—	18,060,722.45
3/31/2001	Accrued interest	29		87,293.49
4/3/2001	Accrued interest	3		9,030.36
4/3/2001	Payment		(50,000.00)	(50,000.00)	—	18,060,722.45
4/26/2001	Accrued interest	23		69,232.77
4/26/2001	Payment		(312,500.00)	(140,572.77)	(171,927.24)	17,888,795.22
4/30/2001	Accrued interest	4		11,925.86
5/4/2001	Accrued interest	4		11,925.86
5/4/2001	Payment		(50,000.00)	(23,851.73)	(26,148.27)	17,862,646.95
6/5/2001	Accrued interest	32		95,267.45
6/5/2001	Payment		(50,000.00)	(50,000.00)	—	17,862,646.95

SCHEDULE A

6/30/2001	Accrued interest	25		74,427.70
7/4/2001	Accrued interest	4		11,908.43
7/4/2001	Payment		(50,000.00)	(50,000.00)	—
7/11/2001	Accrued interest	7		20,839.75
7/11/2001	Payment		(312,500.00)	(102,443.33)	(210,056.67)	17,652,590.28
8/2/2001	Accrued interest	22		64,726.16
8/2/2001	Payment		(50,000.00)	(50,000.00)	—
8/31/2001	Accrued interest	29		85,320.85
9/1/2001	Accrued interest	1		2,942.10
9/1/2001	Payment		(50,000.00)	(50,000.00)	—
9/30/2001	Accrued interest	29		85,320.85
10/1/2001	Payment		(50,000.00)	(50,000.00)	—
10/31/2001	Accrued interest	31		91,205.05
11/5/2001	Accrued interest	5		14,710.49
11/5/2001	Payment		(50,000.00)	(50,000.00)	—
11/13/2001	Accrued interest	8		23,536.79
11/13/2001	Payment		(312,500.00)	(167,762.30)	(144,737.70)	17,507,852.57
11/30/2001	Accrued interest	17		49,605.58
12/5/2001	Accrued interest	5		14,589.88
12/5/2001	Payment		(50,000.00)	(50,000.00)
12/31/2001	Accrued interest	26		75,867.36
1/2/2002	Accrued interest	2		5,835.95
1/2/2002	Payment		(50,000.00)	(50,000.00)	—	17,507,852.57
1/18/2002	Accrued interest	16		46,687.61
1/18/2002	Payment		(312,500.00)	(92,586.38)	(219,913.62)	17,287,938.95
1/31/2002	Accrued interest	13		37,457.20
1/31/2002	Payment		(50,000.00)	(37,457.20)	(12,542.80)	17,275,396.15
2/7/2002	Accrued interest	7		20,154.63
2/7/2002	Payment		(20,138.00)	(20,138.00)	—	17,275,396.15
2/28/2002	Accrued interest	21		60,463.89
3/1/2002	Accrued interest	1		2,879.23
3/1/2002	Payment		(50,000.00)	(50,000.00)	—	17,275,396.15
3/13/2002	Accrued interest	12		34,550.79
3/13/2002	Payment		(20,138.00)	(20,138.00)	—	17,275,396.15
3/27/2002	Accrued interest	14		40,309.26
3/27/2002	Payment		(20,138.00)	(20,138.00)	—	17,275,396.15
3/31/2002	Accrued interest	4		11,516.93
4/2/2002	Accrued interest	2		5,758.47
4/2/2002	Payment		(50,000.00)	(50,000.00)	—	17,275,396.15
4/26/2002	Accrued interest	24		69,101.58
4/26/2002	Payment		(20,138.00)	(20,138.00)	—	17,275,396.15
5/1/2002	Accrued interest	1		2,879.23
5/1/2002	Payment		(50,000.00)	(50,000.00)	—	17,275,396.15
5/7/2002	Accrued interest	6		17,275.40
5/7/2002	Payment		(312,500.00)	(34,337.41)	(278,162.59)	16,997,233.56
5/31/2002	Accrued interest	24		67,988.93
6/3/2002	Accrued interest	3		8,498.62
6/3/2002	Payment		(50,000.00)	(50,000.00)	—	16,997,233.56
6/30/2002	Accrued interest	27		76,487.55
7/1/2002	Accrued interest	1		2,832.87

SCHEDULE A

7/1/2002	Payment		(50,000.00)	(50,000.00)	—	16,997,233.56
7/17/2002	Accrued interest	16		45,325.96
7/17/2002	Payment		(20,138.00)	(20,138.00)
7/17/2002	Payment		(20,138.00)	(20,138.00)	—	16,997,233.56
7/31/2002	Accrued interest	15		42,493.08
7/31/2002	Payment		(50,000.00)	(50,000.00)
8/16/2002	Accrued interest	16		45,325.96
8/16/2002	Payment		(19,958.00)	(19,958.00)
8/30/2002	Accrued interest	14		39,660.21
8/30/2002	Payment		(20,138.00)	(20,138.00)
8/30/2002	Payment		(312,500.00)	(98,241.18)	(214,258.82)	16,782,974.74
8/31/2002	Accrued interest	1		2,797.16
9/3/2002	Accrued interest	3		8,391.49
9/3/2002	Payment		(50,000.00)	(11,188.65)	(38,811.35)	16,744,163.39
9/30/2002	Accrued interest	27		75,348.74
10/2/2002	Accrued interest	2		5,581.39
10/2/2002	Payment		(50,000.00)	(50,000.00)	—	16,744,163.39
10/31/2002	Accrued interest	29		80,930.12
10/31/2002	Payment		(50,000.00)	(50,000.00)	—
11/29/2002	Accrued interest	29		80,930.12
11/29/2002	Payment		(50,000.00)	(50,000.00)	—
11/30/2002	Accrued interest	1		2,790.69
12/31/2002	Accrued interest	31		86,511.51
12/31/2002	Payment		(50,000.00)	(50,000.00)	—
1/17/2003	Accrued interest	17		47,441.80
1/17/2003	Payment due 11/01/02		(312,500.00)	(179,534.37)	(132,965.63)	16,611,197.76
1/17/2003	Payment due 2/01/03		(312,500.00)	—	(312,500.00)	16,298,697.76
1/17/2003	Payment $20,138 for 7 months: 9/02 thru 3/03		(140,966.00)	—	(140,966.00)	16,157,731.76
1/31/2003	Accrued interest	14		37,701.37
1/31/2003	Payment		(50,000.00)	(37,701.37)	(12,298.63)	16,145,433.13
2/28/2003	Accrued interest	28		75,345.35
3/3/2003	Accrued interest	3		8,072.72
3/3/2003	Payment		(50,000.00)	(50,000.00)	—
3/31/2003	Accrued interest	28		75,345.35
3/31/2003	Payment		(50,000.00)	(50,000.00)	—
4/30/2003	Accrued interest	30		80,727.17
5/2/2003	Accrued interest	2		5,381.81
5/2/2003	Payment		(50,000.00)	(50,000.00)	—
5/30/2003	Accrued interest	28		75,345.35
5/30/2003	Payment		(50,000.00)	(50,000.00)	—
5/31/2003	Accrued interest	1		2,690.91
6/30/2003	Accrued interest	30		80,727.17
6/30/2003	Payment		(50,000.00)	(50,000.00)	—
7/31/2003	Accrued interest	31		83,418.07
8/1/2003	Payment	1		2,690.91
8/1/2003	Payment		(50,000.00)	(50,000.00)	—

SCHEDULE A

8/31/2003	Accrued interest	30		80,727.17
9/4/2003	Accrued interest	4		10,763.62
9/4/2003	Payment		(50,000.00)	(50,000.00)	—
9/30/2003	Accrued interest	26		69,963.54
9/30/2003	Payment		(50,000.00)	(50,000.00)	—
10/31/2003	Accrued interest	31		83,418.07
10/31/2003	Payment		(50,000.00)	(50,000.00)	—
11/30/2003	Accrued interest	30		80,727.17
12/2/2003	Accrued interest	2		5,381.81
12/2/2003	Payment		(50,000.00)	(50,000.00)	—
12/31/2003	Accrued interest	29		78,036.26
1/30/2004	Accrued interest	30		80,727.17
1/30/2004	Payment		(50,000.00)	(50,000.00)	—
1/31/2004	Accrued interest	1		2,690.91
2/29/2004	Accrued interest	29		78,036.26
3/1/2004	Accrued interest	1		2,690.91
3/1/2004	Payment		(50,000.00)	(50,000.00)	—
3/31/2004	Accrued interest	30		80,727.17
4/16/2004	Accrued interest	16		43,054.49
4/16/2004	Payment		(50,000.00)	(50,000.00)	—
4/30/2004	Accrued interest	14		37,672.68
4/30/2004	Payment		(50,000.00)	(50,000.00)	—
5/31/2004	Accrued interest	31		83,418.07
6/1/2004	Accrued interest	1		2,690.91
6/1/2004	Payment		(50,000.00)	(50,000.00)	—
6/30/2004	Accrued interest	29		78,036.26
6/30/2004	Payment		(50,000.00)	(50,000.00)	—
7/31/2004	Accrued interest	31		83,418.07
8/4/2004	Accrued interest	4		10,763.62
8/4/2004	Payment		(50,000.00)	(50,000.00)	—
8/31/2004	Accrued interest	27		72,654.45
9/2/2004	Accrued interest	2		5,381.81
9/2/2004	Payment		(50,000.00)	(50,000.00)	—
9/30/2004	Accrued interest	28		75,345.35
9/30/2004	Payment		(50,000.00)	(50,000.00)	—
10/29/2004	Accrued interest	29		78,036.26
10/29/2004	Payment		(50,000.00)	(50,000.00)	—
10/31/2004	Accrued interest	2		5,381.81
11/30/2004	Accrued interest	30		80,727.17

11/30/2004	Balances			$800,215.79		$16,145,433.13

11/30/2004	Principal & Interest					$16,945,648.93

11/30/2004	Total Payments to Date	(6,389,390)

SCHEDULE B

Antigua Heavy Constructors, Ltd.

Notes Receivable Statement (Construction Note)

Due From Government of Antigua and Barbuda

As of November 30, 2004

Date	Description	# of Days	Total Payment / Offsets	6% Accrued Interest (Interest Paid)	Principal Payments	Principal Balance
04/28/00	Original Note					$12,251,628.00
01/05/00	Payment (a)(b)		(17,459.98)	—	(17,459.98)	12,234,168.02
04/28/00	Interest credit (a)(b)		(552.90)	—	(552.90)	12,233,615.12
04/28/00	Payment (b)		(10,188.02)	—	(10,188.02)	12,223,427.10
05/05/00	Accrued interest	7		14,260.66
05/05/00	Payment (b)		(23,933.70)	(14,260.66)	(9,673.04)	12,213,754.06
05/31/00	Accrued interest	26		52,926.27
05/31/00	Payment (b)		(37,105.15)	(37,105.15)	—	12,213,754.06

5/31/2000	Interest balance			15,821.12
6/5/2000	Accrued interest	5		10,178.13
6/5/2000	Payment (b)		(22,840.90)	(22,840.90)	—	12,213,754.06

6/5/2000	Interest balance			3,158.35
6/30/2000	Accrued interest	25		50,890.64
6/30/2000	Payment (b)		(10,181.86)	(10,181.86)	—	12,213,754.06
7/7/2000	Accrued interest	7		14,249.38
7/7/2000	Payment (b)		(26,916.48)	(26,916.48)	—	12,213,754.06
7/31/2000	Accrued interest	24		48,855.02
7/31/2000	Payment (b)		(31,043.05)	(31,043.05)	—	12,213,754.06
8/2/2000	Accrued interest	2		4,071.25
8/2/2000	Payment (b)		(20,150.72)	(20,150.72)	—	12,213,754.06
8/31/2000	Accrued interest	29		59,033.14
8/31/2000	Payment (b)		(15,090.00)	(15,090.00)	—	12,213,754.06
9/1/2000	Accrued interest	1		2,035.63
9/1/2000	Payment (b)		(23,898.88)	(23,898.88)	—	12,213,754.06
9/29/2000	Accrued interest	28		56,997.52
9/29/2000	Payment (b)		(34,468.84)	(34,468.84)	—	12,213,754.06
9/30/2000	Accrued interest	1		2,035.63
10/2/2000	Accrued interest	2		4,071.25
10/2/2000	Payment (b)		(15,850.51)	(15,850.51)	—	12,213,754.06
11/3/2000	Accrued interest	32		65,140.02
11/3/2000	Payment (b)		(16,911.98)	(16,911.98)	—	12,213,754.06
11/10/2000	Accrued interest	7		14,249.38
11/10/2000	Payment (c)		(61,400.00)	(61,400.00)	—	12,213,754.06
11/30/2000	Accrued interest	20		40,712.51
11/30/2000	Payment (b)		(43,983.33)	(43,983.33)	—	12,213,754.06
12/13/2000	Accrued interest	13		26,463.13
12/13/2000	Payment (b)		(18,748.34)	(18,748.34)	—	12,213,754.06
12/29/2000	Accrued interest	16		32,570.01
12/29/2000	Payment (b)		(29,984.50)	(29,984.50)	—	12,213,754.06
12/31/2000	Accrued interest	2		4,071.25

SCHEDULE B

1/2/2001	Accrued interest	2		4,071.25
1/2/2001	Payment (b)		(28,938.61)	(28,938.61)
2/6/2001	Accrued interest	35		71,246.90
2/6/2001	Payment (b)		(28,310.66)	(28,310.66)
2/28/2001	Accrued interest	22		44,783.76
2/28/2001	Payment (b)		(38,490.02)	(38,490.02)
3/5/2001	Accrued interest	5		10,178.13
3/5/2001	Payment (b)		(21,733.25)	(21,733.25)
3/30/2001	Accrued interest	25		50,890.64
3/30/2001	Payment (b)		(22,085.24)	(22,085.24)
3/31/2001	Accrued interest	1		2,035.63
4/3/2001	Accrued interest	3		6,106.88
4/3/2001	Payment (b)		(28,719.50)	(28,719.50)
4/30/2001	Accrued interest	27		54,961.89
5/1/2001	Accrued interest	1		2,035.63
5/1/2001	Payment (b)		(38,501.06)	(38,501.06)
5/4/2001	Accrued interest	4		8,142.50
5/4/2001	Payment (b)		(20,702.51)	(20,702.51)
5/31/2001	Accrued interest	27		54,961.89
5/31/2001	Payment (b)		(1,558.25)	(1,558.25)
6/1/2001	Accrued interest	1		2,035.63
6/1/2001	Payment (b)		(21,626.78)	(21,626.78)
06/29/2001	Accrued interest	28		56,997.52
06/29/2001	Payment (b)		(48,540.18)	(48,540.18)
6/30/2001	Accrued interest	1		2,035.63
7/5/2001	Accrued interest	5		10,178.13
7/5/2001	Payment (b)		(19,133.07)	(19,133.07)
7/31/2001	Accrued interest	26		52,926.27
7/31/2001	Payment (b)		(7,187.58)	(7,187.58)
8/1/2001	Accrued interest	1		2,035.63
8/1/2001	Payment (b)		(20,066.57)	(20,066.57)
8/31/2001	Accrued interest	30		61,068.77
8/31/2001	Payment (b)		(35,059.35)	(35,059.35)
9/3/2001	Accrued interest	3		6,106.88
9/3/2001	Payment (b)		(22,365.31)	(22,365.31)
9/28/2001	Accrued interest	25		50,890.64
9/28/2001	Payment (b)		(15,019.75)	(15,019.75)
9/30/2001	Accrued interest	2		4,071.25
10/25/2001	Credit Note 8/31/01(d)				(2,000,000.00)	10,213,754.06
10/25/2001	Credit int September (d)	30	(2,000,000.00)	(10,000.00)
10/1/2001	Payment (b)		(7,704.18)	(7,704.18)
10/31/2001	Accrued interest	30		51,068.77
10/31/2001	Payment (b)		(20,584.11)	(20,584.11)
11/2/2001	Accrued interest	2		3,404.58
11/2/2001	Payment (b)		(13,376.84)	(13,376.84)
11/30/2001	Accrued interest	28		47,664.19
11/30/2001	Payment (b)		(6,213.71)	(6,213.71)
12/4/2001	Accrued interest	4		6,809.17
12/4/2001	Payment (b)		(9,357.33)	(9,357.33)
12/7/2001	Accrued interest	3		5,106.88

SCHEDULE B

12/7/2001	Payment (b)		(13,460.35)	(13,460.35)
12/31/2001	Accrued interest	24		40,855.02
12/31/2001	Payment (b)		(24,349.64)	(24,349.64)
1/3/2002	Accrued interest	3		5,106.88
1/3/2002	Payment (b)		(23,941.86)	(23,941.86)
1/31/2002	Accrued interest	28		47,664.19
1/31/2002	Payment (b)		(10,822.72)	(10,822.72)
2/4/2002	Accrued interest	4		6,809.17
2/4/2002	Payment (b)		(40,400.15)	(40,400.15)
2/7/2002	Accrued interest	3		5,106.88
2/7/2002	Payment (c)		(61,400.00)	(61,400.00)
2/28/2002	Accrued interest	21		35,748.14
2/28/2002	Payment (b)		(10,822.72)	(10,822.72)
3/4/2002	Accrued interest	4		6,809.17
3/4/2002	Payment (b)		(20,153.18)	(20,153.18)
3/7/2002	Accrued interest	3		5,106.88
3/7/2002	Payment (c)		(50,000.00)	(50,000.00)
3/13/2002	Accrued interest	6		10,213.75
3/13/2002	Payment (c)		(11,400.00)	(11,400.00)
3/27/2002	Accrued interest	14		23,832.09
3/27/2002	Payment (c)		(61,400.00)	(61,400.00)
3/28/2002	Accrued interest	1		1,702.29
3/28/2002	Payment (b)		(17,535.60)	(17,535.60)
3/31/2002	Accrued interest	3		5,106.88
4/3/2002	Accrued interest	3		5,106.88
4/3/2002	Payment (b)		(18,396.16)	(18,396.16)
4/26/2002	Accrued interest	23		39,152.72
4/26/2002	Payment (c)		(61,400.00)	(61,400.00)
4/30/2002	Accrued interest	4		6,809.17
4/30/2002	Payment (b)		(14,179.16)	(14,179.16)
5/1/2002	Accrued interest	1		1,702.29
5/1/2002	Payment (b)		(24,234.55)	(24,234.55)
5/31/2002	Accrued interest	30		51,068.77
5/31/2002	Payment (b)		(68,040.55)	(68,040.55)
6/3/2002	Accrued interest	3		5,106.88
6/3/2002	Payment (b)		(19,111.94)	(19,111.94)
6/28/2002	Accrued interest	25		42,557.31
6/28/2002	Payment (b)		(27,322.72)	(27,322.72)
6/30/2002	Accrued interest	2		3,404.58
7/4/2002	Accrued interest	4		6,809.17
7/4/2002	Payment (b)		(12,073.64)	(12,073.64)
7/17/2002	Accrued interest	13		22,129.80
7/17/2002	Payment (c)		(61,400.00)	(53,980.75)	(7,419.25)	10,206,334.81
7/17/2002	Payment (c)		(61,400.00)	—	(61,400.00)	10,144,934.81
8/1/2002	Accrued interest	15		25,362.34
8/1/2002	Payment (b)		(40,788.08)	(25,362.34)	(15,425.74)	10,129,509.07
8/2/2002	Accrued interest	1		1,688.25
8/2/2002	Payment (b)		(26,833.59)	(1,688.25)	(25,145.34)	10,104,363.73
8/16/2002	Accrued interest	15		25,260.91
8/16/2002	Payment (c)		(61,400.00)	(25,260.91)	(36,139.09)	10,068,224.64

SCHEDULE B

8/30/2002	Accrued interest	14		23,492.52
8/30/2002	Payment (c)		(61,400.00)	(23,492.52)	(37,907.48)	10,030,317.17
8/31/2002	Accrued interest	1		1,671.72
8/31/2002	Payment (b)		(27,440.54)	(1,671.72)	(25,768.82)	10,004,548.35
9/3/2002	Accrued interest	3		5,002.27
9/3/2002	Payment (b)		(11,723.25)	(5,002.27)	(6,720.98)	9,997,827.37
9/30/2002	Accrued interest	27		44,990.22
9/30/2002	Payment (b)		(10,014.00)	(10,014.00)	—	9,997,827.37
10/2/2002	Accrued interest	2		3,332.61
10/2/2002	Payment (b)		(9,715.74)	(9,715.74)	—
10/31/2002	Accrued interest	29		48,322.83
10/31/2002	Payment (b)		(25,955.40)	(25,955.40)	—
11/5/2002	Accrued interest	5		8,331.52
11/5/2002	Payment (b)		(11,907.27)	(11,907.27)	—
11/30/2002	Accrued interest	25		41,657.61
12/2/2002	Accrued interest	2		3,332.61
12/2/2002	Payment (b)		(12,613.81)	(12,613.81)	—
12/11/2002	Accrued interest	9		14,996.74
12/11/2002	Payment (b)		(26,842.18)	(26,842.18)	—
12/31/2002	Accrued interest	20		33,326.09
12/31/2002	Payment (b)		(16,211.77)	(16,211.77)	—
1/3/2003	Accrued interest	3		4,998.91
1/3/2003	Payment (b)		(37,502.82)	(37,502.82)
1/17/2003	Accrued interest	14		23,328.26
1/17/2003	Payment 61,400 x 8 (c)(e)		(491,200.00)	(75,854.43)	(415,345.57)	9,582,481.80
1/31/2003	Accrued interest	14		22,359.12
1/31/2003	Payment (b)		(51,772.23)	(22,359.12)	(29,413.11)	9,553,068.69
2/3/2003	Accrued interest	3		4,776.53
2/3/2003	Payment (b)		(22,962.14)	(4,776.53)	(18,185.61)	9,534,883.09
2/28/2003	Accrued interest	25		39,728.68
2/28/2003	Payment (b)		(11,376.19)	(11,376.19)	—
3/3/2003	Accrued interest	3		4,767.44
3/3/2003	Payment (b)		(14,984.55)	(14,984.55)	—
3/31/2003	Accrued interest	28		44,496.12
3/31/2003	Payment (b)		(28,262.33)	(28,262.33)	—
4/2/2003	Accrued interest	2		3,178.29
4/2/2003	Payment (b)		(18,193.84)	(18,193.84)	—
4/30/2003	Accrued interest	28		44,496.12
4/30/2003	Payment (b)		(37,287.08)	(37,287.08)	—
5/2/2003	Accrued interest	2		3,178.29
5/2/2003	Payment (b)		(13,419.73)	(13,419.73)	—
5/30/2003	Accrued interest	28		44,496.12
5/30/2003	Payment (b)		(12,918.76)	(12,918.76)	—
5/31/2003	Accrued interest	1		1,589.15
6/2/2003	Accrued interest	2		3,178.29
6/2/2003	Payment (b)		(16,512.13)	(16,512.13)	—
6/30/2003	Accrued interest	28		44,496.12
6/30/2003	Payment (b)		(35,336.59)	(35,336.59)	—
7/3/2003	Accrued interest	3		4,767.44
7/3/2003	Payment (b)		(15,953.25)	(15,953.25)	—

SCHEDULE B

7/31/2003	Accrued interest	28		44,496.12
7/31/2003	Payment (b)		(24,387.13)	(24,387.13)	—
8/1/2003	Accrued interest	1		1,589.15
8/1/2003	Payment (b)		(13,175.27)	(13,175.27)	—
8/29/2003	Accrued interest	28		44,496.12
8/29/2003	Payment (b)		(26,326.68)	(26,326.68)	—
9/1/2003	Accrued interest	1		1,589.15
9/1/2003	Payment (b)		(10,278.44)	(10,278.44)	—
9/30/2003	Accrued interest	29		46,085.27
9/30/2003	Payment (b)		(14,945.50)	(14,945.50)	—
9/30/2003	Offset 99 ACL taxes (f)		(21,620.71)	(21,620.71)
9/30/2003	Int credit from 7/24/03	68		(245.03)
9/30/2003	Int credit from 12/19/02	285		(5,506.90)
9/30/2003	Offset royalties & rent (g)		(115,934.81)	(55,897.76)	(60,037.05)	9,474,846.04
10/1/2003	Accrued interest	1		1,579.14
10/1/2003	Payment (b)		(3,167.33)	(1,579.14)	(1,588.19)	9,473,257.85
10/31/2003	Accrued interest	30		47,366.29
10/31/2003	Payment (b)		(12,367.28)	(12,367.28)	—
11/4/2003	Accrued interest	4		6,315.51
11/4/2003	Payment (b)		(21,174.73)	(21,174.73)	—
11/28/2003	Accrued interest	24		37,893.03
11/28/2003	Payment (b)		(39,792.03)	(39,792.03)	—
11/30/2003	Accrued interest	2		3,157.75
12/1/2003	Accrued interest	1		1,578.88
12/1/2003	Payment (b)		(5,359.73)	(5,359.73)	—
12/31/2003	Accrued interest	30		47,366.29
1/31/2004	Accrued interest	31		48,945.17
2/29/2004	Accrued interest	29		45,787.41
3/31/2004	Accrued interest	31		48,945.17
4/30/2004	Accrued interest	30		47,366.29
5/5/2004	Payment (b)		(11,228.18)	(11,228.18)	—
5/31/2004	Accrued interest	31		48,945.17
6/30/2004	Accrued interest	30		47,366.29
6/30/2004	Payment (b)		(11,443.18)	(11,443.18)	—
7/31/2004	Accrued interest	31		48,945.17
8/31/2004	Accrued interest	31		48,945.17
8/31/2004	Payment (b)		(60,838.56)	(60,838.56)	—
9/1/2004	Accrued interest	1		1,578.88
9/1/2004	Payment (b)		(27,238.84)	(27,238.84)	—
9/30/2004	Accrued interest	29		45,787.41
9/30/2004	Payment (b)		(14,945.50)	(14,945.50)	—
10/4/2004	Accrued interest	4		6,315.51
10/4/2004	Payment (b)		(16,252.17)	(16,252.17)	—
10/29/2004	Accrued interest	25		39,471.91
10/29/2004	Payment (b)		(16,187.13)	(16,187.13)	—
10/31/2004	Accrued interest	2		3,157.75
11/2/2004	Accrued interest	2		3,157.75
11/2/2004	Payment (b)		(23,526.83)	(23,526.83)	—
11/30/2004	Accrued interest	28		44,208.54

SCHEDULE B

11/30/2004	Balances		$412,247.15	$9,473,257.85

11/30/2004	Principal & Interest			$9,885,505.00

11/30/2004	Total Payments and credits	$(5,289,945.24)

	Summary:
	(b) Newport Antigua, Ltd.	$(2,108,589.72)
	(c) Antigua Gov ($61,400 x 17))	(1,043,800.00)
	(d) Antigua Gov tax credit	(2,000,000.00)
	(f) Offset ACL taxes 1999	(21,620.71)
	(g) Offset royalties & rent	(115,934.81)

	Total	$(5,289,945.24)

(a)	This payment from Newport Antigua was posted on May 6 after the calculations were completed on the debt restructuring. Payment is being applied against principal on this Note. Related interest credit of $552.90 at 10% for 114 days from 1/5/00 to 4/28/00 is also being given.
(b)	Source of payment is Newport Antigua, Ltd.
(c)	Source of payment is Antigua government.
(d)	Credit memo against principal balance is in partial payment of tax assessments for the assessment years 1998 - 2000.
(d)	Interest credit of $10,000 on $2,000,000 @ 6% for 30 days in September 2001.
(e)	Payment received from Antigua government was $491,200.00 or $61,400 per month covering the eight months from September 2002 through April 2003.
(f)	Credit memo against 1999 ACL W/H taxes offset effective 7/24/03.
(g)	Credit memo against royalties & rent (16 years to 10/1/02 offset effective 12/19/2002.

SCHEDULE C

Amounts Due from Antigua Government

Payments on Notes by Offsets of Taxes

Description:	Amount in US
ANT GOV CREDIT MEMO RE: AMP TAXES 1998-2000	285,841
LESS OFFSET OF ACL TAXES PER 11/28/00 LETTER	(52,374)
LESS W/H TAX ON MGMT FEES 12/31/01; RECL 9/2003	(220,750)
LESS W/H TAX MGMT FEES 1/1-6/30/03; OFFSET 12/03	(109,625)
LESS W/H TAX MGMT FEES 7/1-123103 OFFSET 5/12/04	(71,625)
LESS W/H TAX MGMT FEES 2002; OFFSET 6/29/04	(219,250)
LESS OFFSET FOR PP TAXES 2001-2004 ON 7/09/04	(65,168)
LESS OFFSET FOR AHC 2003 TAXES ON 5/07/04	(64,223)

TOTAL OFFSETS	(517,174)

SCHEDULE C

Amounts Due from Antigua Government

Payments on Notes by Offsets of

Taxes and Duties

Amounts Pending:

Description:	Amount in US
LESS CREDIT FOR DUTIES 2001 RECORDED IN 2001	(327,893)
LESS OFFSET AMP TAXES 1999-2000 RECORDED	(7,431)
LESS OFFSET ACL TAXES 2000 RECORDED	(7,073)
LESS CREDIT FOR DUTIES Q1 02 RECORDED IN 2002	(178,782)
LESS CREDIT FOR DUTIES Q2 02 RECORDED IN 2002	(141,946)
ADD DEBIT FOR DUTIES Q3 2002 RECORDED IN 2002	21,085
LESS CREDIT FOR DUTIES Q4 02 RECORDED IN 2002	(109,241)
LESS CREDIT FOR DUTIES JAN 03 RECORDED IN 2003	(19,651)
ADD CUSTOMS/DUTY PAID ANT GOV CK SWAP 3/2003	175,780
LESS CREDIT FOR DUTIES FEB-APR 03 IN QTR 2 2003	(127,192)
ADD CUSTOMS/DUTY PAID ANT GOV CK SWAP 6/03	38,809
LESS CREDIT FOR DUTIES JUNE IN QTR 3 2003	(43,286)
LESS CREDIT FOR DUTIES JULY-SEPT BOOKED 9/30/03	(197,007)
LESS CREDIT FOR AMP W/H TAXES A.Y. 2001 Q4 2003	(39,623)
LESS CREDIT FOR DUTIES OCTOBER BOOKED Q4 2003	(113,298)
LESS CREDIT FOR DUTIES NOV-DEC BOOKED Q4 2003	(48,176)
ADD CUSTOMS/DUTY PAID ANT GOV CK SWAP 12/2003	289,934
LESS CREDIT FOR DUTIES JAN-MAR BOOKED Q1 2004	(93,389)
LESS W/H TAX ON MGMT FEES RECORDED 3/31/04	(42,750)
ADD ANT GOV CHECK SWAP DUTIES PAID 3/10/04	116,984
LESS CREDIT FOR DUTIES APR-MAY BOOKED Q2 2004	(76,918)
ADD ANT GOV CHECK SWAP DUTIES PAID 4/07/04	57,644
LESS W/H TAX ON MGMT FEES RECORDED 6/30/04	(42,750)
ADD ANT GOV CHECK SWAP DUTIES PAID 7/12/04	69,681
ADDTL W/H TAX ON MGMT FEES Q2 2004 BOOKED 9/04	(9,750)
LESS CREDIT FOR DUTIES JUL-SEP BOOKED Q3 04	(78,786)
LESS W/H TAX ON MGMT FEES RECORDED 9/30/04	(47,750)
LESS OFFSET FOR ADDTL AHC 2003 TAXES	(26,401)
ADD ANT GOV CHECK SWAP DUTIES PAID 11/12/04	48,428
LESS CREDIT FOR ADDTL DUTIES JUL-SEP BOOKED Q4	(19,420)
LESS CREDIT FOR DUTIES OCT-NOV BOOKED QTR 4	(58,007)

TOTAL OFFSETS PENDING	(1,038,177)

EXHIBIT B

Notes

PROMISSORY NOTE

(Harbour Note)

US$18,589,637.00	St. John’s, Antigua

Date: April 28, 2000

FOR VALUE RECEIVED, the undersigned promises to pay to the order of Antigua Heavy Constructors, Limited, an Antiguan corporation (“Payee”), at its offices at P. O. Box 423, St. John’s Antigua, or at such other address as may be specified in writing from time to time by the holder hereof, the principal amount of Eighteen Million Five Hundred Eighty-Nine Thousand Six Hundred Thirty-Seven Dollars and No Cents (US$18,589,637) payable together with interest thereon in like lawful money from the date hereof at a rate per annum upon the unpaid balance from time to time until maturity, same being payable, in lawful money of the United States of America, at the applicable rate per annum set forth below:

1.	Payments and Maturity Date

Maker shall pay the interest and principal of this Note as follows:

US$312,500.00 shall be due and payable each quarter commencing on May 1, 2000 and continuing each successive quarter thereafter on each August 1, November 1, February 1, and May 1 and $50,000 shall be due and payable on the first day of each month commencing May 1, 2000; both the quarterly and monthly payments to continue until the principal balance is paid in full.

Maker shall pay all amounts owing under this Note when due in full and in immediately available funds without setoff, counterclaim, deduction or withholding for any reason whatsoever. If any payment falls due on a day other than a day on which commercial banks in St. John’s, Antigua, are open for business (a “Business Day”), then such payment shall instead be made on the next succeeding Business Day, and interest shall accrue accordingly.

Maker shall utilize the sources of payment set forth in that certain Amendment No. 9 to the St. John’s Dredging and Deep Water Pier Construction Agreement and all exhibits thereto by and between Maker, Payee and Antigua Masonry Products, Limited (“Amendment No. 9”) solely for the purpose of making payments under this Note.

Harbour Note

Page #2

2.	Interest Rate

This Note shall bear interest from the date of this Note until maturity at the rate of 6% per annum and thereafter at the rate provided in Item 5.

3.	Dredging and Deep Water Pier Construction Agreement

This Note is being issued pursuant to that certain Dredging and Deepwater Pier Construction Agreement and all exhibits thereto between Maker and Payee dated April 3, 1987 (the “Agreement”) and all other amendments thereto (the “Amendments”). This Note consolidates and replaces the promissory notes listed in Exhibit A to this Promissory Note. It is expressly understood and agreed that the terms of this Note are subject to the terms of the Agreement and the Amendments. Terms defined in the Agreement and the Amendments shall have the same meaning when used herein. In the case of any conflict this Note shall prevail.

4.	Events of Default

The unpaid balance of the Note, including principal and accrued interest, shall at the option of Payee become immediately due and payable upon the occurrence of any one or more of the following events (“Events of Default”), regardless of the cause thereof and whether within or beyond the control of the Maker:

(a)	The failure of Maker to pay any sum due under this Note within 60 days after notice to Maker that a payment has not been made when due.

(b)	If it shall become unlawful for Maker to make payment(s) under this Note.

5.	Default Rate of Interest

From and after the occurrence and during the continuation of any Event of Default, regardless of whether Payee also elects to accelerate the maturity of the Note, at Payee’s sole option the unpaid balance of the Note shall bear interest at 10% (the “Default Rate”); provided, however, that after judgment all such sums shall bear interest at the greater of the Default Rate or the rate prescribed by applicable law for judgments. All interest which accrues at the Default Rate shall be due and payable on Payee’s demand from time to time.

Harbour Note

Page #3

6.	Rights and Remedies of Payee

Payee shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note, all of which shall be cumulative and may be exercised successively or concurrently. Payee’s delay in exercising or failure to exercise any rights or remedies to which Payee may be entitled if any Event of Default occurs shall not constitute a waiver of any of Payee’s rights or remedies with respect to that or any subsequent Event of Default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by Payee preclude any other or further exercise of that or any other right or remedy. No waiver of any right or remedy by Payee shall be effective unless made in writing and signed by Payee, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing.

7.	Waiver and Consent

To the fullest extent permitted by law Maker hereby: (a) waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold Maker liable with respect to the Note (except as otherwise expressly set forth herein); (b) waives any right to interpose any set-off or counterclaim or to plead any statute of limitations as a defense in any such action or proceeding. No provision of this Note shall limit Payee’s right to serve legal process in any manner permitted by law or to bring any such action or proceeding in any competent jurisdiction. Until Payee receives all sums due under this Note in immediately available funds, Maker shall not be released from liability with respect to the Note unless Payee expressly releases Maker in a writing signed by Payee.

8.	Costs, Indemnities and Expenses

Maker agrees to pay all filing fees and similar charges and all costs incurred by Payee in collection or securing or attempting to collect or secure the Note, including reasonable attorney’s fees, whether or not involving arbitration, litigation and/or appellate or administrative proceedings. Maker agrees to pay any documentary stamp taxes, intangible taxes, withholding tax or other taxes which may now or hereafter apply to any payment made in respect of the Note, and Maker agrees to indemnify and hold Payee harmless from and against any liability, reasonable costs, reasonable attorney’s fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

Harbour Note

Page #4

9.	Maximum Interest Rate

In no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by Payee as consideration for the Note exceed the limits (if any) imposed or provided by the law applicable from time to time to the Note for the use or detention of money or for forbearance in seeking its collection; Payee hereby waives any right to demand such excess. In the event that the interest provisions of this Note or any exactions provided for in this Note shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Payee in excess of those lawfully collectible as interest shall be applied against the principal of the Note immediately upon Payee’s receipt thereof, with the same force and effect as though the Maker had specifically designated such extra sums to be applied to principal and Payee had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that the Note bears interest at the maximum lawful rate (whether by application of this paragraph, the Default Rate provisions of this Note or otherwise), interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

10.	Governing Law

The Note shall be governed by, and construed and enforced in accordance with, the laws of Antigua and Barbuda, W.I., as currently in effect and subject to the principles of public international law. Antigua hereby irrevocably and unconditionally waives any and all defenses it may have based in whole or in part upon the doctrine of sovereign immunity.

11.	Severability

Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.	Interpretation

The term “Payee” shall be deemed to include any subsequent holder(s) of this Note. Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate. Captions and paragraph headings in this Note are for convenience of reference only and shall not affect its interpretation.

Harbour Note

Page #5

13.	Miscellaneous

Time shall be of the essence with respect to the terms of this Note. This Note cannot be changed or modified orally. This Note may be prepaid in whole or in part at any time without penalty. Unless otherwise provided in the Agreement, no prepayment need include imputed interest not accrued through the date of prepayment, and no imputed interest shall accrue thereafter on any amount prepaid. In furtherance of the above, except as otherwise required by law or by the provisions of this Note or designated by Payee, payments received by Payee hereunder shall be applied first against interest accrued on the Note, and next in reduction of the remaining balance of the Note, except that during the continuance of any Event of Default Payee may apply such payments in any order to priority determined by Payee in its exclusive judgement. Except as otherwise required by the provisions of this Note or designated by Payee, any notice required to be given to Maker shall be deemed sufficient if made personally or if mailed, postage prepaid, to Maker’s address as it appears on the signature page of this Note (as the same may hereinafter be changed by written notice to Payee from Maker).

THIS NOTE IS SIGNED, SEALED, AND DELIVERED AS OF THE DATE FIRST WRITTEN ABOVE BY AND THROUGH ITS SIGNATORY DULY AUTHORIZED.

MAKER
WITNESS	ANTIGUA AND BARBUDA, ACTING THROUGH ITS GOVERNMENT

/S/ LENNOX WESTON	By:	/S/ JOHN ST. LUCE
Lennox Weston		Honorable John St. Luce
Financial Secretary		Minister of Finance

PROMISSORY NOTE

(Other Construction Note)

US$12,251,628.00	St. John’s, Antigua

Date: April 28, 2000

FOR VALUE RECEIVED, the undersigned promises to pay to the order of Antigua Heavy Constructors, Limited, an Antiguan corporation (“Payee”), at its offices at P. O. Box 423, St. John’s Antigua, or at such other address as may be specified in writing from time to time by the holder hereof, the principal amount of Twelve Million Two Hundred Fifty One Thousand Six Hundred Twenty Eight Dollars and No Cents (US$12,251,628.00) payable together with interest thereon in like lawful money from the date hereof at a rate per annum upon the unpaid balance from time to time until maturity, same being payable, in lawful money of the United States of America, at the applicable rate per annum set forth below:

1.	Payments and Maturity Date

Maker shall pay the interest and principal of this Note each month in the amount of US$104,400 commencing on August 1, 2000 and continuing until the principal balance is paid in full (the US$104,400 amount consists of US$43,000 from NewPort Antigua and US$61,400 from the government depository account).

Maker shall pay all amounts owing under this Note when due in full and in immediately available funds without setoff, counterclaim, deduction or withholding for any reason whatsoever. If any payment falls due on a day other than a day on which commercial banks in St. John’s, Antigua, are open for business (a “Business Day”), then such payment shall instead be made on the next succeeding Business Day, and interest shall accrue accordingly.

Maker shall utilize the sources of payment set forth in that certain Amendment No. 9 to the St. John’s Dredging and Deep Water Pier Construction Agreement and all exhibits thereto by and between Maker, Payee and Antigua Masonry Products, Limited (“Amendment No. 9”) solely for the purpose of making payments under this Note.

Other Construction Note

Page #2

2.	Interest Rate

This Note shall bear interest from the date of this Note until maturity at the rate of 6% per annum and thereafter at the rate provided in Item 5.

3.	Dredging and Deep Water Pier Construction Agreement

This Note is being issued pursuant to that certain Dredging and Deepwater Pier Construction Agreement and all exhibits thereto between Maker and Payee dated April 3, 1987 (the “Agreement”) and all other amendments thereto (the “Amendments”). This Note consolidates and replaces the promissory notes listed in Exhibit A to this Promissory Note. It is expressly understood and agreed that the terms of this Note are subject to the terms of the Agreement and the Amendments. Terms defined in the Agreement and the Amendments shall have the same meaning when used herein. In the case of any conflict this Note shall prevail.

4.	Events of Default

The unpaid balance of the Note, including principal and accrued interest, shall at the option of Payee become immediately due and payable upon the occurrence of any one or more of the following events (“Events of Default”), regardless of the cause thereof and whether within or beyond the control of the Maker:

(a)	The failure of Maker to pay any sum due under this Note within 60 days after notice that a payment has not been made when due.

(b)	If it shall become unlawful for Maker to make payment(s) under this Note.

5.	Default Rate of Interest

From and after the occurrence and during the continuation of any Event of Default, regardless of whether Payee also elects to accelerate the maturity of the Note, at Payee’s sole option the unpaid balance of the Note shall bear interest at 10% (the “Default Rate”); provided, however, that after judgment all such sums shall bear interest at the greater of the Default Rate or the rate prescribed by applicable law for judgments. All interest which accrues at the Default Rate shall be due and payable on Payee’s demand from time to time.

Other Construction Note

Page #3

6.	Rights and Remedies of Payee

Payee shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note, all of which shall be cumulative and may be exercised successively or concurrently. Payee’s delay in exercising or failure to exercise any rights or remedies to which Payee may be entitled if any Event of Default occurs shall not constitute a waiver of any of Payee’s rights or remedies with respect to that or any subsequent Event of Default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by Payee preclude any other or further exercise of that or any other right or remedy. No waiver of any right or remedy by Payee shall be effective unless made in writing and signed by Payee, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing.

7.	Waiver and Consent

To the fullest extent permitted by law Maker hereby: (a) waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold Maker liable with respect to the Note (except as otherwise expressly set forth herein); (b) waives any right to interpose any set-off or counterclaim or to plead any statute of limitations as a defense in any such action or proceeding. No provision of this Note shall limit Payee’s right to serve legal process in any manner permitted by law or to bring any such action or proceeding in any competent jurisdiction. Until Payee receives all sums due under this Note in immediately available funds, Maker shall not be released from liability with respect to the Note unless Payee expressly releases Maker in a writing signed by Payee.

8.	Costs, Indemnities and Expenses

Maker agrees to pay all filing fees and similar charges and all costs incurred by Payee in collection or securing or attempting to collect or secure the Note, including reasonable attorney’s fees, whether or not involving arbitration, litigation and/or appellate or administrative proceedings. Maker agrees to pay any documentary stamp taxes, intangible taxes, withholding tax or other taxes which may now or hereafter apply to any payment made in respect of the Note, and Maker agrees to indemnify and hold Payee harmless from and against any liability, reasonable costs, reasonable attorney’s fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

Other Construction Note

Page #4

9.	Maximum Interest Rate

In no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by Payee as consideration for the Note exceed the limits (if any) imposed or provided by the law applicable from time to time to the Note for the use or detention of money or for forbearance in seeking its collection; Payee hereby waives any right to demand such excess. In the event that the interest provisions of this Note or any exactions provided for in this Note shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Payee in excess of those lawfully collectible as interest shall be applied against the principal of the Note immediately upon Payee’s receipt thereof, with the same force and effect as though the Maker had specifically designated such extra sums to be applied to principal and Payee had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that the Note bears interest at the maximum lawful rate (whether by application of this paragraph, the Default Rate provisions of this Note or otherwise), interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

10.	Governing Law

The Note shall be governed by, and construed and enforced in accordance with, the laws of Antigua and Barbuda, W.I., as currently in effect and subject to the principles of public international law. Antigua hereby irrevocably and unconditionally waives any and all defenses it may have based in whole or in part upon the doctrine of sovereign immunity.

11.	Severability

Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.	Interpretation

The term “Payee” shall be deemed to include any subsequent holder(s) of this Note. Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate. Captions and paragraph headings in this Note are for convenience of reference only and shall not affect its interpretation.

Other	Construction Note
Page	#5

13.	Miscellaneous

Time shall be of the essence with respect to the terms of this Note. This Note cannot be changed or modified orally. This Note may be prepaid in whole or in part at any time without penalty. Unless otherwise provided in the Agreement, no prepayment need include imputed interest not accrued through the date of prepayment, and no imputed interest shall accrue thereafter on any amount prepaid. In furtherance of the above, except as otherwise required by law or by the provisions of this Note or designated by Payee, payments received by Payee hereunder shall be applied first against interest accrued on the Note, and next in reduction of the remaining balance of the Note, except that during the continuance of any Event of Default Payee may apply such payments in any order to priority determined by Payee in its exclusive judgement. Except as otherwise required by the provisions of this Note or designated by Payee, any notice required to be given to Maker shall be deemed sufficient if made personally or if mailed, postage prepaid, to Maker’s address as it appears on the signature page of this Note (as the same may hereinafter be changed by written notice to Payee from Maker).

THIS NOTE IS SIGNED, SEALED, AND DELIVERED AS OF THE DATE FIRST WRITTEN ABOVE BY AND THROUGH ITS SIGNATORY DULY AUTHORIZED.

MAKER
WITNESS	ANTIGUA AND BARBUDA, ACTING THROUGH ITS GOVERNMENT

/S/ LENNOX WESTON	By:	/S/ JOHN ST. LUCE
Lennox Weston		Honorable John St. Luce
Financial Secretary		Minister of Finance

EXHIBIT C

Form of Letter to Commissioner of Inland Revenue

Subject:	Tax Benefits for Antigua Masonry Products, Ltd., its ultimate parent, Devcon International Corp. and all subsidiaries thereof

Dear Sirs:

A Debt Satisfaction Agreement (the “Debt Satisfaction Agreement”) has been entered into between Antigua Masonry Products, Ltd., certain subsidiaries and affiliates thereof (“AMP”), and the Government of Antigua and Barbuda (“Antigua”), pursuant to the terms of which, AMP has agreed to the satisfaction of U.S.$29,775,803 of debt owed by Antigua to AMP. This agreement provides for a cash payment by Antigua to AMP of U.S.$11,500,000, as well as the granting of certain tax benefits to AMP, certain subsidiaries of AMP, including, Antigua Heavy Constructors, Ltd., Antigua Cement, Ltd. and Antigua Development and Construction, Ltd. (the “AMP Subsidiaries”) and Devcon International Corp. (“Devcon”), the ultimate parent company of AMP.

In consideration of the mutual covenants contained, and in satisfaction of the conditions to close set forth in the Debt Satisfaction Agreement, this letter is being issued to you setting forth the tax benefits described below to be granted to AMP, the AMP Subsidiaries and Devcon:

1)	All income and withholding taxes due from AMP, the AMP Subsidiaries and/or Devcon as of and through December 31, 2004 are released, discharged, paid and satisfied in full and appropriate documentation of such release, discharge, payment and satisfaction which is satisfactory to AMP in its sole discretion, is to be immediately furnished to AMP.

2)	All withholding taxes on dividend distributions and other payments to foreign service providers incurred by AMP, the AMP Subsidiaries, and/or Devcon during the five year period ending December 31, 2009, up to a maximum of U.S.$7,500,000 are to be immediately released, discharged, paid and satisfied in full, as such taxes are incurred, and appropriate documentation of such release, discharge, payment and satisfaction which is satisfactory to AMP, in its sole discretion, shall be immediately furnished to AMP after such satisfaction is effected.

You are therefore hereby advised and authorized to execute this letter and make whatever other notation is necessary to give full force and effect to this letter. Your signature on a copy of this letter shall signify your compliance with these instructions.

You will note that AMP and the AMP Subsidiaries will be required to pay income taxes beginning with the 2005 tax year, commencing January 1, 2005.

/s/ Whitfield Harris, Jr.
Whitfield Harris, Jr.
Financial Secretary
Agreed:

William Schouten
Commissioner of Inland Revenue

C - 1

EXHIBIT D

Form of Letter to Comptroller of Customs

Subject:	Tax Benefits for Antigua Masonry Products, Ltd., its ultimate parent, Devcon International Corp. and all subsidiaries thereof

Dear Sirs:

A Debt Satisfaction Agreement (the “Debt Satisfaction Agreement”) has been entered into between Antigua Masonry Products, Ltd., certain subsidiaries and affiliates thereof (“AMP”), and the Government of Antigua and Barbuda (“Antigua”), pursuant to the terms of which, AMP has agreed to the satisfaction of U.S.$29,775,803 of debt owed by Antigua to AMP. This agreement provides for a cash payment by Antigua to AMP of U.S.$11,500,000, as well as the granting of certain tax benefits to AMP, certain subsidiaries of AMP, including, Antigua Heavy Constructors, Ltd., Antigua Cement, Ltd. and Antigua Development and Construction, Ltd. (the “AMP Subsidiaries”) and Devcon International Corp. (“Devcon”), the ultimate parent company of AMP.

In consideration of the mutual covenants contained, and in satisfaction of the conditions to close set forth in the Debt Satisfaction Agreement, this letter is being issued to you setting forth the tax benefits described below to be granted to AMP, the AMP Subsidiaries and Devcon:

All import duties, custom service taxes and consumption taxes due from AMP, the AMP Subsidiaries and/or Devcon as of and through December 31, 2004 are released, discharged, paid and satisfied in full and appropriate documentation of such release, discharge, payment and satisfaction which is satisfactory to AMP in its sole discretion, is to be immediately furnished to AMP.

You are therefore hereby advised and authorized to execute this letter and make whatever other notation is necessary to give full force and effect to this letter. Your signature on a copy of this letter shall signify your compliance with these instructions.

You will note that AMP and the AMP Subsidiaries will be required to pay income taxes beginning with the 2005 tax year, commencing January 1, 2005.

/s/ Whitfield Harris, Jr.
Whitfield Harris, Jr.
Financial Secretary
Agreed:

Raphael Brown
Comptroller of Customs

D - 1